                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.    ESL PARTNERS, L.P.

Item                               Information

Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 10, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    RBS Partners, L.P.
                                   Its:   General Partner

                                   By:    ESL Investments, Inc.
                                   Its:   General Partner

                                   By:    /s/ Edward S. Lampert
                                          --------------------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  May 14, 2019

2.    RBS PARTNERS, L.P.

Item                               Information

Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 10, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    ESL Investments, Inc.
                                   Its:   General Partner

                                   By:    /s/ Edward S. Lampert
                                          --------------------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  May 14, 2019

3.    ESL INVESTMENTS, INC.

Item                               Information

Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 10, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:
                                   By:    /s/ Edward S. Lampert
                                          --------------------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  May 14, 2019